UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                          -----------------------

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

                          -----------------------

                      Date of Report (Date of earliest
                             event reported):
                              December 4, 2001


                              USX Corporation
 -------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


           Delaware                     1-5153                    25,0996816
----------------------------   -------------------------   ---------------------
State or other jurisdiction     Commission File Number         IRS Employer
       of Incorporation                                       Identification No.



                 600 Grant Street, Pittsburgh, PA 15219-2800
                --------------------------------------------
                 (Address of principal executive (Zip Code))
                                     of

                               (412) 433-1121
                       ------------------------------
                      (Registrant's telephone number,
                            including area code)



Item 5. Other Events

USX Corporation is furnishing information concerning a December 4, 2001 press release titled "U. S. Steel Developing Plan for Significant Consolidation in Domestic Integrated Steel Industry." Attached is a copy of the press release in substantially the form released.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

         99.1. Press Release - "U. S. Steel Developing Plan for Significant Consolidation in Domestic Integrated Steel Industry."

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CORPORATION


By   /s/ Larry G. Schultz
     ----------------------------------
     Larry G. Schultz
     Vice President - Accounting



Dated:  December 4, 2001